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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 12, 1997


                           ANALYSIS & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         Connecticut                   0-14161                  95-2579365
(State or other jurisdiction        (Commission File           (IRS Employer
        of incorporation)               Number)              Identification No.)



                Route 2, P.O. Box 220, North Stonington, CT 06359
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (860) 599-3910



        Former name or former address, if changed since last report: N/A

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ITEM 5.   OTHER EVENTS.


       Pursuant to General Instruction F to Form 8-K, information regarding this
Item is incorporated by reference to the information contained in the press release issued by the Company on February 12, 1997 included as Exhibit 20 to this Form 8-K.



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ANALYSIS & TECHNOLOGY, INC.



Date:   February 19, 1997                        By:   /s/David M. Nolf
                                                       -------------------------
                                                       David M. Nolf
                                                       Executive Vice President




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                                  EXHIBIT INDEX


Exhibit No.             Document                                        Page No.
-----------             --------                                        --------

       20               Press Release of Company                           4
                        Dated February 12, 1997